THE WWW FUNDS

                                [GRAPHIC OMITTED]



SEMI ANNUAL REPORT
(UNAUDITED)

DECEMBER 31, 2002

HOW TO CONTACT THE WWW FUNDS

By mail:
The WWW Funds
P.O. Box 25910
Lexington, KY 40524-5910

By phone:
1-888-999-8331

By email:
ADVISOR@THEWWWFUNDS.COM

Website:
WWW.THEWWWFUNDS.COM

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless preceded or accompanied by the current prospectus.

CONTENTS

Letter to the Shareholders ..........................................    2
Financial Statements ................................................    4
Financial Highlights ................................................    8
WWW Global Internet Fund Schedule of Investments ....................   10
WWW Internet Fund Schedule of Investments ...........................   11
Notes to Financial Statements .......................................   15

LETTER TO THE SHAREHOLDERS

Fellow Shareholders:

         The bear market that started in March of 2000 recorded its third, consecutive down year on 12/31/02 with all major stock market indices declining by double digits. During the last six months of the year, the S&P500 declined the greatest percentage falling -10.3%, followed by the Dow Jones Industrials which declined -8.7%, and the Nasdaq Composite which declined -8.5%. The Internet and Technology sectors declined in line as capital spending on which they are so dependent was again reduced. During this savage market we strategically altered our 3-tier mix of Mature, Midlife and Adolescent companies in the WWW Internet Fund and held 20% of the Fund's assets into non-tech stocks in an attempt to improve performance. As Internet and Technology stock prices declined we added some new holdings and increased others. Additionally we attempted to strategically position the WWW Internet Fund holdings into companies with comparatively strong balance sheet metrics, including cash reserves, to weather a prolonged downturn. Unfortunately, most every company disappointed on their top line revenue growth in one or more quarters and warned of slower or uncertain growth going forward. As a result our performance was disappointing. The WWW Internet Fund declined -11.2% for the six months ended December 31, 2002 and the WWW Global Internet Fund declined -8.3% for the same period. The Global Internet Fund's decline was less because we moved it into a defensive mode mirroring the broad US market in May 2002 expecting a weaker and lagging global economy and a recovery in the US. We were right on the global economy getting weaker, but the US economic recovery faltered as geo-politics dampened both business and consumer confidence.

         In our Annual Report of June 30, 2002 we argued that Wall Street analysts had reduced their earnings estimates on Internet and Technology companies to below "normal" levels. We said that we felt confident that as the US economy and corporate earnings recovered, Wall Street analysts would find their current earnings projections too conservative. In the 3rd Quarter '02 all major market indices fell to new lows on October 9th on rising concerns about war with Iraq. From this low, Internet and Technology stocks led a brief recovery rally into November, before again selling-off in late December. We now appear to be in a trading range awaiting both the outcome of war with Iraq and a confirmation that the US economic recovery is underway. Though we continue to see economic weakness and an uncertain political environment we also see a solid majority of S&P500 Company earning's reports making or beating estimates. This indicates that a recovery is underway or poised to occur. Once this uncertainty is satisfactorily resolved, we believe the US economy will recover to a sustained GDP growth rate of at least 4% with stocks once again returning positive returns. Our projection is for Internet & Technology companies to deliver returns in the mid to upper teens, excluding any rebound rally from a low that could be significantly greater. These companies should benefit most by an increase in capital spending and the weaker US dollar should improve their market share by making US companies' goods more attractive at lower prices. Of course, other factors could again derail capital spending and delay any economic rebound. Paramount among these is a prolonged war with Iraq and new terrorists acts in the U.S. But a prolonged war is unlikely and terrorism will almost certainly be a threat for some time that the markets will learn to accept. So we believe that once the outcome to the war is known it will act as a catalyst for both a sustained US recovery and higher stock prices.

         Some of you already know that effective December 31, 2002 we decided to terminate the WWW Global Internet Fund and have stopped accepting purchases of its shares. We are launching two, NEW mutual funds: GROWTH FLEX FUND* and MARKET OPPORTUNITIES Fund*. Growth Flex Fund will seek to provide its investors with growth while generating income. The Fund will typically hold 20% stocks and 20% bonds and allocate the remaining 60% among stocks, bonds and cash as economic conditions warrant. Market Opportunities Fund seeks to provide investors with long term growth while seeking to protect capital against loss. It has "hedge fund" characteristics and uses long and short positions in stocks and bonds wherever there is opportunity for profit. Additionally, we have contracted with our custodial bank to provide you with the option of investing in the First American Government Obligations Fund, a money market fund managed by a US Bank subsidiary. The WWW Funds current Prospectus provides more complete details about the new WWW Funds and the risks associated with your investment in each of them. It is available on line at WWW.THEWWWFUNDS.COM or by calling 1-888-999-8331. Please read the prospectus before you invest, exchange, or send money.

Thank you for your continued support and confidence in this very difficult market.

Sincerely,

/s/ Lawrence York
    -------------
    Lawrence York
    Chairman



*MAY NOT BE AVAILABLE IN ALL STATE AND FOREIGN JURISDICTIONS.

FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
As of December 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------
                                                             WWW
                                                           GLOBAL             WWW
                                                           INTERNET         INTERNET
                                                            FUND              FUND
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value
(cost $133,232 and $9,697,948, respectively)            $    133,232    $  7,312,814
Receivable from securities sold                              337,649         239,563
Receivable from fund shares sold                               2,882             840
Receivable from dividends and interest                           597             369
Receivable from affiliated fund                                  -             8,137
Prepaid expenses                                                 -             6,311
------------------------------------------------------------------------------------
TOTAL ASSETS                                                 474,360       7,568,034
------------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased                                 -           111,461
Payable for fund shares redeemed                                 840          34,228
Payable for other accrued expenses                            20,065          76,725
Payable for investment advisory fees                           1,027           3,340
Payable for distribution fees                                  1,027           3,340
Payable for administration fees                                  -             4,627
Payable to affiliated fund                                     8,137             -
Payable to custodian bank                                        -            81,136
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             31,096         314,857
------------------------------------------------------------------------------------
NET ASSETS                                              $    443,264    $  7,253,177
====================================================================================
NET ASSETS CONSIST OF
Capital shares                                          $    775,405    $ 65,475,810
Net investment loss                                          (11,346)       (189,769)
Accumulated net realized loss from
 investment transactions                                    (320,795)    (55,647,730)
Net unrealized depreciation on investments                       -        (2,385,134)
------------------------------------------------------------------------------------
NET ASSETS                                              $    443,264    $  7,253,177
====================================================================================
Net asset value, offering price and redemption
 price per share                                        $       2.74    $       3.75
====================================================================================
Fund shares outstanding                                      161,640       1,934,415
====================================================================================

See notes to financial statements


STATEMENTS OF OPERATIONS
For the 6 month period ended December 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                          WWW
                                                         GLOBAL          WWW
                                                        INTERNET       INTERNET
                                                          FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                          $     2,320      $    19,972
Interest                                                   675            4,289
Other income                                               -                629
--------------------------------------------------------------------------------
Total investment income                                  2,995           24,890
--------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                 1,027           19,636
Distribution fees                                        1,027           19,636
Administration fees                                      5,728          109,521
Custody fees                                             2,405            5,092
Auditor fees                                             1,735           18,074
Legal fees                                               1,054           11,879
Trustees fees                                              596           11,404
Other expenses                                             769           19,417
--------------------------------------------------------------------------------
Total expenses                                          14,341          214,659
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                    (11,346)        (189,769)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized loss from investments                     (40,935)      (3,952,858)
Net change in unrealized appreciation/
 depreciation on investments                            19,527        3,239,744
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                                       (21,408)        (713,114)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                  $   (32,754)     $  (902,883)
================================================================================

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)


                                                            WWW GLOBAL INTERNET FUND                    WWW INTERNET FUND

                                                        FOR THE 6 MONTH     FOR THE YEAR         FOR THE 6 MONTH     FOR THE YEAR
                                                          PERIOD ENDED      ENDED JUNE 30,         PERIOD ENDED      ENDED JUNE 30,
                                                        DECEMBER 31, 2002       2002             DECEMBER 31, 2002       2002
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                  $    (11,346)   $    (28,495)              $   (189,769)   $   (521,214)
Net realized loss from investment transactions            (40,935)       (151,396)                (3,952,858)    (14,661,988)
Net change in unrealized appreciation/depreciation         19,527          38,030                  3,239,744       1,144,664
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations                (32,754)       (141,861)                  (902,883)    (14,038,538)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
  capital share transactions                              182,479         157,560                   (575,035)     (2,714,345)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     149,725          15,699                 (1,477,918)    (16,752,883)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                       293,539         277,840                  8,731,095      25,483,978
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                        $    443,264    $    293,539               $  7,253,177    $  8,731,095
===================================================================================================================================

See notes to financial statements


FINANCIAL HIGHLIGHTS (UNAUDITED)
For a share outstanding throughout each period

------------------------------------------------------------------------------------------------------------------------------------
                                                   WWW GLOBAL INTERNET FUND                       WWW INTERNET FUND
                                                                    FROM
                                            FOR THE               INCEPTION   FOR THE
                                            6 MONTH    FOR THE    (DEC. 1,    6 MONTH   FOR THE    FOR THE    FOR THE      FOR THE
                                            PERIOD     YEAR         2000)     PERIOD    YEAR       YEAR       YEAR         YEAR
                                            ENDED      ENDED       THROUGH    ENDED     ENDED      ENDED      ENDED        ENDED
                                            DEC. 31,   JUNE 30,    JUNE 30,   DEC. 31,  JUNE 30,   JUNE 30,   JUNE 30,     JUNE 30,
                                            2002       2002        2001       2002      2002       2001       2000         1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  3.00   $  5.67     $  10.00   $   4.18  $  10.21   $  36.63   $  22.64    $  10.95
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                            (0.07)    (0.29)       (0.07)     (0.10)    (0.25)     (0.49)     (0.52)      (0.37)
Net realized and unrealized
  gain (loss) on investments                   (0.19)    (2.38)       (4.26)     (0.33)    (5.78)    (22.98)     14.91       12.39
                                            --------------------------------------------------------------------------------------
Total from investment operations               (0.26)    (2.67)       (4.33)     (0.43)    (6.03)    (23.47)     14.39       12.02
                                            --------------------------------------------------------------------------------------
Less distributions                                 -         -            -          -         -      (2.95)     (0.40)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  2.74   $  3.00     $   5.67   $   3.75  $   4.18   $  10.21  $   36.63    $  22.64
====================================================================================================================================

TOTAL RETURN** ^                               (8.67%)  (47.09%)     (43.30%)   (10.29%)  (59.06%)   (67.19%)    63.56%     112.01%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $   443   $   294     $    278   $  7,253   $  8,731  $ 25,484   $102,226    $ 33,318
Ratio of expenses to average net assets
  before expenses reimbursement                 7.09%*   17.40%       23.61% *    5.55%*    3.75%      2.42%      2.51%       3.65%
Ratio of expenses to average net assets
  after expenses reimbursement                  7.09%*   13.87%        2.50% *    5.55%*     3.47%     2.42%      2.49%       2.50%
Ratio of net investment loss
  to average net assets                        (5.44%)* (16.87%)     (20.93%)*   (4.78%)*  (3.63%)   (2.25%)     (2.13%)     (3.07%)
Ratio of net investment loss to average
  net assets net of reimbursement              (5.44%)* (13.34%)      (1.88%)*   (4.78%)*  (3.34%)   (2.25%)     (2.11%)     (1.90%)
Portfolio turnover rate                       233.71%   190.51%      260.31%    168.83%   268.13%   501.71%     229.28%      48.03%
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized for periods less than one year
** Not annualized for periods less
   than one year
 ^ Based on net asset value per share

See notes to financial statements

WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
As of December 31, 2002 (UNAUDITED)
-------------------------------------------------------------------------------

                                                SHARES              VALUE
-------------------------------------------------------------------------------
MONEY MARKET FUNDS                              30.06%
US Bank Treasury Fund (Cost $133,232)           133,232           $ 133,232
-------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES           69.94%              310,032
-------------------------------------------------------------------------------
NET ASSETS                                      100.00%           $ 443,264
===============================================================================

See notes to financial statements

WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
As of December 31, 2002 (UNAUDITED)
-------------------------------------------------------------------------------

                                                       SHARES/
                                                        UNITS          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS                                 99.19%

COMMERCIAL SERVICES                            5.08%
Collection Express Services Inc 1**                     5,000      $  250,000
Convergys Corp **                                       3,000          45,450
Westaff Inc **                                         29,100          72,750
                                                                   ----------
                                                                      368,200

COMPUTER DATA SECURITY                        0.70%
Netscreen Technologies Inc **                           3,000          50,520

COMPUTER EQUIPMENT                            5.55%
Brocade Communications Sys **                          10,000          41,400
Dell Computer Corp **                                   5,000         133,700
Digimarc Corp **                                        3,000          34,020
Intl Business Machines Corp                             1,000          77,500
Storagenetworks Inc **                                100,000         116,000
                                                                   ----------
                                                                      402,620

E-COMMERCE/PRODUCTS                           10.90%
Amazon.Com Inc **                                      14,000         264,460
Drugstore.Com Inc **                                   20,000          48,000
iHigh.Inc 1**                                           3,280         200,080
Doubleclick Inc **                                     20,000         113,200
Niku Corp **                                           13,000          51,870
Tmp Worldwide Inc **                                   10,000         113,100
                                                                   ----------
                                                                      790,710

ELECTRONICS                                   0.90%
Flextronics Intl Ltd **                                 8,000          65,520

FINANCIAL SERVICES                            4.39%
E*Trade Group Inc **                                   32,000         155,520
Schwab (Charles) Corp                                  15,000         162,750
                                                                   ----------
                                                                      318,270

See notes to financial statements

SCHEDULE OF INVESTMENTS IN SECURITIES
As of December 31, 2002 (UNAUDITED)
-------------------------------------------------------------------------------

                                                       SHARES/
                                                       UNITS           VALUE
-------------------------------------------------------------------------------

INTERNET CONTENT                             9.65%
Ivillage Inc **                                       100,000          94,000
Marketwatch.Com Inc **                                 10,000          48,900
Netflix Inc **                                         26,000         286,260
Sportsline.Com Inc **                                  25,000          25,000
TheStreet.Com Inc **                                   84,000         246,120
                                                                   ----------
                                                                      700,280

INTERNET SECURITY                            3.64%
Internet Security Systems **                            3,000          54,990
Network Associates Inc **                              10,000         160,900
Verisign Inc **                                         6,000          48,120
                                                                   ----------
                                                                      264,010

INTERNET SOFTWARE                            1.45%
Netegrity Inc **                                       20,000          65,000
Openwave Systems Inc **                                20,000          40,000
                                                                   ----------
                                                                      105,000

MEDIA                                        11.55%
AOL Time Warner **                                     25,000         327,500
Charter Communications-Cl A **                        100,000         118,000
Comcast Corp-Special Cl A **                           12,000         271,080
Liberty Media Corp-A **                                13,520         120,869
                                                                   ----------
                                                                      837,449

SEMICONDUCTORS                               8.92%
Applied Materials Inc **                               10,000         130,300
Intel Corp                                             17,000         264,690
Oak Technology Inc **                                  10,000          26,500
Texas Instruments Inc                                  15,000         225,150
                                                                   ----------
                                                                      646,640

See notes to financial statements

SCHEDULE OF INVESTMENTS IN SECURITIES
As of December 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------

                                                      SHARES/
                                                       UNITS          VALUE
-------------------------------------------------------------------------------

SOFTWARE                                    12.56%
Bea Systems Inc **                                     10,000         114,700
Electronic Arts Inc **                                  6,000         298,620
Intuit Inc **                                           4,000         187,680
Microsoft Corp **                                       6,000         310,200
                                                                   ----------
                                                                      911,200

TELECOMMUNICATION EQUIPMENT                 10.05%
Cisco Systems Inc **                                   12,000         157,200
Comverse Technology Inc **                             10,000         100,200
Finisar Corporation **                                200,000         190,000
Qualcomm Inc **                                         7,200         262,008
Remec Inc **                                            5,000          19,400
                                                                   ----------
                                                                      728,808

TELECOMMUNICATION SERVICES                   6.38%
A T & T Wireless Services **                           15,000          84,750
Allegiance Telecom Inc **                              67,200          45,024
Aspect Communications Corp **                          20,000          56,800
Metro One Telecommunications **                         6,000          38,700
Sprint Corp PCS Group **                               20,000          87,600
Qwest Communications Intl **                           30,000         150,000
                                                                   ----------
                                                                      462,874

TRAVEL SERVICES                              3.79%
USA Interactive **                                     12,000         275,040

WEB PORTALS/ISP                              3.68%
hongkong.com Corp **                                  250,000           5,000
Yahoo! Inc **                                          16,000         261,600
                                                                   ----------
                                                                      266,600
                                                                   ----------
TOTAL COMMON STOCKS
(Cost $9,066,275)                                                   7,193,741
-------------------------------------------------------------------------------

See notes to financial statements

SCHEDULE OF INVESTMENTS IN SECURITIES
As of December 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------

                                                             SHARES/
                                                             UNITS      VALUE
-------------------------------------------------------------------------------
CALL PURCHASED OPTIONS                               0.41%

COMMON STOCK                   EXPIRE    STRIKE
                               DATE      PRICE

AOL Time Warner Inc            1/17/04   $30.00              20,000      2,000
Schwab (Charles) Corp          1/18/03   $15.00              20,000      1,000
Schwab (Charles) Corp          1/17/04   $15.00              20,000     23,000
Sprint Corp PCS Group          1/17/04   $25.00              20,000      2,000
Sun Microsystems Inc           1/18/03   $12.50              20,000        500
Sun Microsystems Inc           1/17/04   $12.50              20,000      1,000
(Cost $542,100)                                                         29,500
-------------------------------------------------------------------------------

LIMITED LIABILITY COMPANIES                          1.22%
Owens Direct LLC1** (Cost $88,750)                              888      88,750
-------------------------------------------------------------------------------
MONEY MARKET FUNDS                                   0.01%
US Bank Treasury Fund (Cost $823)                               823         823
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                    100.83%
(COST $9,697,948)                                                     7,312,814
-------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS              (  .83%)             (59,637)
-------------------------------------------------------------------------------
NET ASSETS                                         100.00%          $ 7,253,177
===============================================================================
** Non-dividend paying securities
 1 Illiquid securities

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
The WWW Funds (the "Trust") comprising the WWW Internet Fund and the WWW Global Internet Fund (the "Funds") was organized as an Ohio business trust, on April 23, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Fund is authorized to issue an indefinite number of shares of beneficial interest, par value $0.001 per share. Each Fund was formed to achieve the investment objective of long-term growth through capital appreciation. The WWW Internet Fund commenced operations on August 1, 1996 and invests primarily in common stocks of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The WWW Global Internet Fund commenced operations on December 1, 2000 and ceased offering its shares to the public effective December 30, 2002. The Board of Trustees plans to fully liquidate the WWW Global Internet Fund during the first quarter of 2003.

When WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest all or part of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The taking of such a temporary defensive position may adversely affect the ability of the Fund to achieve its investment goal. There is the additional risk that any long position taken by the Fund Manager may be ill-timed, causing the NAV of the Fund to be adversely affected.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

ESTIMATES- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

SECURITIES VALUATIONS- Portfolio securities, including covered call options if written by the Funds, are valued at the last sale price on the exchange or national securities market (U.S. or foreign) on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees, or a committee composed of members of the Board of Trustees.

The Funds do not isolate that portion of the results of operations resulting from

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
SECURITIES VALUATIONS (CONTINUED)- changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

SHARE VALUATION- The net asset value of each Fund's shares is calculated daily by dividing the total value of the Fund's assets attributable to that Fund, less liabilities attributable to that Fund, by the number of shares of that Fund outstanding. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining each Fund's net asset value.

OPTION WRITING- When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

BORROWING MONEY- The Board of Trustees has authorized the Trust to establish a line of credit agreement with its custodian, US Bank, for an aggregate principal amount not to exceed the lesser of $5,000,000 or 20% of the Funds' Net Assets. Interest is charged on the outstanding principal balance at a rate per annum equal to Prime (4.25% at December 31, 2002), payable monthly. For the six month period ended December 31, 2002, the WWW Internet Fund paid interest expense of $404, on an average borrowed amount of $50,730 at an average rate of 4.34%. During the six month period ended December 31, 2002, the WWW Global Internet Fund did not engage in any borrowing activity.

DISTRIBUTIONS TO SHAREHOLDERS- The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis. The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year.

INVESTMENTS- The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

                                       14
NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Funds. Pursuant to a Management Agreement between the Funds and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Funds and is responsible for the overall management of the business affairs of the Funds.

The WWW Global Internet Fund has agreed to pay the Manager a base monthly fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee) which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets. No monthly performance adjustment was made during the first twelve months of operation of the WWW Global Internet Fund. For the six month period ended December 31, 2002, the amount paid or accrued by the WWW Global Internet Fund for Management Fees was $1,027.

Under the terms of the Management Agreement, the WWW Internet Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets. For the six month period ended December 31, 2002, the amount paid or accrued by the WWW Internet Fund for Management Fees was $19,636.

All expenses incurred in the operation of the Funds will be borne by the Funds, except to the extent specifically assumed by the Manager. The expenses to be borne by the Funds will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors, or employees of the of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and Fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Funds' Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

3. DISTRIBUTION AGREEMENT Under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Funds understand that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amount, which may be received by them from the Manager under the Plan. For the six month period ended December 31, 2002, the amounts paid or accrued by WWW Global Internet Fund and WWW Internet Fund for such expenses were $1,027 and $19,636, respectively.

4. CAPITAL SHARE TRANSACTIONS Capital share transactions were as follows:

--------------------------------------------------------------------------------


                              FOR THE 6 MONTH PERIOD      FOR THE YEAR ENDED
                             ENDED DECEMBER 31, 2002         JUNE 30, 2002
                           -------------------------    ------------------------
WWW GLOBAL INTERNET FUND      SHARES        AMOUNT       SHARES        AMOUNT
                           ----------    ----------     ----------   ----------
Shares sold                   77,095     $  219,537        89,119    $  298,156
Shares redeemed
(net of redemption fees)      (13,224)      (37,058)       (40,313)    (140,596)
                           ----------    ----------     ----------   ----------
NET INCREASE                   63,871    $  182,479         48,806   $  157,560
                           ==========    ==========     ==========   ==========
--------------------------------------------------------------------------------

                             FOR THE 6 MONTH PERIOD        FOR THE YEAR ENDED
                             ENDED DECEMBER 31, 2002         JUNE 30, 2002
                           -------------------------    ------------------------
WWW INTERNET FUND            SHARES        AMOUNT        SHARES         AMOUNT
                           ----------    ----------     ----------   -----------
Shares sold                   128,493    $  508,652        980,706  $ 6,761,950
Shares redeemed
 (net of redemption fees)    (281,049)   (1,083,687)    (1,388,844)  (9,476,295)
NET DECREASE                 (152,556)   $ (575,035)      (408,138) $(2,714,345)
                           ==========    ==========     ==========  ===========

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

5. INVESTMENTS
For the six month period ended December 31, 2002, the WWW Global Internet Fund made $549,175 in purchases and $698,293 in sales of investment securities, other than short-term investments. The WWW Internet Fund made $12,329,328 in purchases and $12,742,741 in sales of investment securities, other than short-term investments.

The U.S. federal income tax cost basis of the investments in securities owned by each Fund and the respective gross unrealized appreciation and depreciation at December 31, 2002, were as follows:


                                             Gross        Gross
                          Federal Income   Unrealized    Unrealized     Net Unrealized
                          Tax Cost Basis  Appreciation   Depreciation   Depreciation
                          -------------  -------------  -------------   -------------
WWW GLOBAL INTERNET FUND  $     133,232  $          -   $         -     $          -
WWW INTERNET FUND         $   9,697,948  $     347,703  $ (2,732,837)   $  (2,385,134)

6. RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc. (the "Manager"), are also owners and/or trustees/officers of the Trust. These individuals may receive benefits from any Management Fee paid to the Manager.

Certain owners/officers of Capital Fund Services, Inc. (CFS), which provides transfer agent, accounting, and administration services to the Funds, are also owners and/or trustees/officers of the Trust. These individuals may receive benefits from any fees paid to CFS. For the six month period ended December 31, 2002, the fees paid or accrued by the Funds for such services amounted to $68,577. In addition, the Funds reimbursed CFS for certain out of pocket expenses incurred on behalf of the Funds totaling $46,672.

Collection Express Services, Inc. is a privately held company whose majority ownership is held by the brother of an owner of the Fund's Manager, who is also an officer and Trustee of the Trust.

7.  ILLIQUID SECURITIES
Securities held by the Funds may be illiquid, which means the Funds may not be able to sell or dispose of the securities in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. Investments for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees, or a committee composed of members of the Board of Trustees. The Funds will not invest in illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets. Illiquid securities represented 7.4% of the WWW Internet Fund's net assets at December 31, 2002.